UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

(X)     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - October 15, 2004

PEOPLES FINANCIAL SERVICES CORP.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA	000-23863	23-2931852
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Main Street, Hallstead, PA 18822
(Address of Principal Executive Officer)
(570) 879-2175
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if changed since last report)

Item 1. Changes in Control of Registrant
Not Applicable

Item 2. Acquisition or Disposition of Assets
Not Applicable

Item 3. Bankruptcy or Receivership
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
Not Applicable

Item 5. Other Events
                   Registrant files this Current Report on Form 8K to submit a copy of Registrant's Press Release of
                   Peoples Financial Services Corp., dated October 15, 2004, regarding third quarter earnings and dividend declaration
Item 6. Resignations of Registrant's Directors
Not Applicable

Item 7. Financial Statements and Exhibits
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibit:
99 Press Release of Peoples Financial Services Corp. dated October 15, 2004, regarding third quarter earnings and dividend announcement.

Item 8. Change in Fiscal Year
Not Applicable

Item 9. Regulation FD Disclosure
Not Applicable

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES, CORP.
(Registrant)

/s/ Debra E. Dissinger
Dated October 15, 2004	By Debra E. Dissinger
Executive Vice President

EXHIBIT INDEX

		Page Number
		in Manually
Exhibit		Signed Original
99	Press Release of Peoples Financial Services	3
	Corp. dated October 15, 2004.

EXHIBIT 99

PRESS RELEASE

Peoples Financial Services Corp. Third Quarter Earnings and Dividend Report

The regular quarterly dividend of PFSC was increased to $0.19 per share from $0.18 by the Board of Directors on October 1, 2004. The dividend will be payable on November 15, 2004, to shareholders of record on October 29, 2004.

Net income through nine months in 2004 was $3,607,000 vs. $4,175,000 in 2003. For the quarter ending September 30, 2004, net income was $1,419,000.

Total assets on September 30, 2004, were $377,766,000, which compares to $365,311,000 at the same time in 2003. For the quarter, assets decreased from the June 30, 2004, figure of $383,853,000. Compared to September 30, 2003, net loans were up 4.73% at $240,299,000 on September 30, 2004, and $229,441,000 on September 30, 2003. On June 30, 2004, net loans were $236,340,000.

Deposits totaled $275,738,000 on September 30, 2003, and increased 1.67% to $280,353,000 on September 30, 2004. Deposits decreased from $285,169,000 on June 30, 2004,

Allowance for loan losses increased 31.64% from September 30, 2003, to September 30, 2004. Loan loss reserves stood at $2,750,000 at the end of the third quarter of 2004, which compares to $2,615,000 on June 30, 2004, and $2,089,000 on September 30, 2003.

Peoples Financial Services Corp. is the parent company of Peoples National Bank, which has eight community offices located in the Hallstead Shopping Plaza, Hop Bottom, Susquehanna, and Montrose in Susquehanna County, PA; Nicholson, Tunkhannock, and Meshoppen in Wyoming County, PA; and in Conklin, Broome County, NY. Two additional offices are presently under construction in Broome County, NY; one in Deposit and the other in the Town of Chenango.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand for prices for the Company’s financial services and products may not occur, changing economic, interest rate and competitive conditions, technological developments, and other risks and uncertainties including those detailed in the Company’s filings with the Securities and Exchange Commission.